UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 4, 2016

The New Home Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

(949) 382-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by The New Home Company Inc. (the “Company”) with the Securities and Exchange Commission on November 4, 2016 (the “Original Filing”). The purpose of this Amendment No. 1 is to correct a typographical error of the time at which our conference call discussing our results for the three and nine month periods ended September 30, 2016 will be held.  Item 7.01 of the Original Filing is hereby revised to reflect that the conference call referenced therein will be held on Friday, November 4, 2016 at 12:00 p.m. Eastern Time. The conference call information contained in Exhibit 99.1 to the Original Filing correctly reflects the conference call time and no other information has been revised and therefore the disclosures and/or exhibits in Items 2.02, 7.01 and 9.01 are not repeated herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016

The New Home Company Inc.

	By	/s/ John M. Stephens
John M. Stephens, Chief Financial Officer